SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                             (Amendment No. 1)

Filed by the Registrant                             |X|
Filed by a Party other than the Registrant          |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 |_| Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e) (2))

                               Florida Banks, Inc.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:


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THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS OF FLORIDA  BANKS,
INC.

         The undersigned shareholder(s) of Florida Banks, Inc., a Florida corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 14, 2000, and hereby appoints Charles E. Hughes, Jr. and T. Edwin Stinson, Jr. and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of Florida Banks, Inc. to be held on Monday, May 15, 2000 at 11:00 a.m. Eastern Time, at the Clarion Hotel and Conference Center, 2101 Dixie Clipper Road, Jacksonville, Florida, 32218, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. To elect four directors to the Board of Directors to serve for a term of three years and until their successors are elected and qualified.

[ ] FOR all nominees listed below (except as indicated to the contrary below)

[ ] WITHHOLD authority to vote for all nominees

NOMINEES:

Clay M. Biddinger,  Wilford C. Lyon,  Jr., M. G. Sanchez,  and T. Edwin Stinson,
Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:

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(2) To ratify the appointment of Deloitte & Touche LLP.

 [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

(3) To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

         This Proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted FOR the proposals set forth herein and as the proxies deem advisable on such other matters as may come before the meeting.

Dated:________________________________,2000



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Signature

(This Proxy should be marked, dated, and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.